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                                                                   EXHIBIT 10.12


                             POWELL INDUSTRIES, INC.

                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

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                             POWELL INDUSTRIES, INC.

                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                                TABLE OF CONTENTS

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                                                                                                                Page
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
1.       Purpose................................................................................................-1-
2.       Effective Date of Plan.................................................................................-1-
3.       Administration.........................................................................................-1-
4.       Dedicated Shares.......................................................................................-1-
5.       Grant of Options.......................................................................................-1-
6.       Eligibility............................................................................................-1-
7.       Option Grant Size and Grant Dates......................................................................-1-
8.       Option Price; Fair Market Value........................................................................-2-
9.       Duration of Options....................................................................................-2-
10.      Amount Exercisable.....................................................................................-2-
11.      Exercise of Options....................................................................................-2-
12.      Non-Transferability of Options.........................................................................-3-
13.      Termination of Directorship of Optionee................................................................-3-
14.      Requirements of Law....................................................................................-3-
15.      No Rights as Stockholder...............................................................................-4-
16.      No Obligation to Retain Optionee.......................................................................-4-
17.      Changes in the Company's Capital Structure.............................................................-4-
18.      Termination and Amendment of Plan......................................................................-6-
19.      Written Agreement......................................................................................-7-
20.      Indemnification of Board...............................................................................-7-
21.      Forfeitures............................................................................................-7-
22.      Gender.................................................................................................-7-
23.      Headings...............................................................................................-7-
24.      Governing Law..........................................................................................-8-

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                             POWELL INDUSTRIES, INC.

                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


         1. PURPOSE. The Powell Industries, Inc. 2000 Non-Employee Director Stock Option Plan (the "Plan") of Powell Industries, Inc. (the "Company") is for the benefit of members of the Board of Directors of the Company (the Board") who, at the time of their service, are not employees of the Company or any of its affiliates, by providing them an opportunity to become owners of the Common Stock of the Company (the "Stock"), thereby advancing the best interests of the Company by increasing their proprietary interest in the success of the Company and encouraging them to continue in their present capacity.

         2. EFFECTIVE DATE OF PLAN. The Plan is effective June 25, 2000, having been approved by the Board of Directors.

         3. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the terms of the Plan, the Board shall have the power to construe the provisions of the Plan, Options, and Stock issued hereunder, to determine all questions arising hereunder, and to adopt and amend such rules and regulations for administering the Plan as the Board deems desirable.

         4. DEDICATED SHARES. The total number of shares of Stock with respect to which Initial Grants and Annual Grants (collectively, the "Options") may be granted under this Plan shall not exceed, in the aggregate, 24,000 shares; provided, that the class and aggregate number of shares of Stock which may be granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17. The shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option shall expire or is terminated or canceled for any reason, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option or Options under the Plan.

         5. GRANT OF OPTIONS. All Options granted under the Plan shall be Nonqualified Options which are not intended to satisfy the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended.

         6. ELIGIBILITY. The individuals who shall be eligible to receive Options under the Plan shall be each member of the Board of the Company who is not an employee of the Company or any affiliate of the Company ("Eligible Director").

         7. OPTION GRANT SIZE AND GRANT DATES.

         ANNUAL GRANTS -- On the day of each June Board meeting (or the next regular meeting of the Board, if there is no June meeting), each Eligible Director who is continuing to serve as a director, shall receive a grant of an Option to purchase the 2000 shares of Stock at the Fair Market Value of the Stock on the date of grant (an "Annual Grant").


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         INITIAL GRANTS -- If an Eligible Director is first elected or appointed to the Board (whichever is applicable), other than at a June meeting, the Eligible Director shall be granted an Option to purchase the number of shares of Stock (rounded to the nearest whole share) which is determined my multiplying 2,000 shares by a fraction, the numerator of which is the number of months until the next June meeting and the denominator of which is 12. The exercise price of such Stock shall be the Fair Market Value on the date of grant (an "Initial Grant"). The intent of this Initial Grant is to provide the new Director with a prorated Option for the partial year served before the Annual Grant.

         If the General Counsel of the Company determines, in his sole discretion, that the Company is in possession of material, nonpublic information about the Company or any of its subsidiaries, he may suspend granting of the Initial Grant and Annual Grant to each Eligible Director until the second trading day after public dissemination of that information, and the determination by the General Counsel that issuance of the Options is then appropriate.

         8. OPTION PRICE; FAIR MARKET VALUE. The price at which shares of Stock may be purchased by each Eligible Director (the "Optionee") pursuant to his Initial Grant and each Annual Grant, respectively, shall be 100% of the "Fair Market Value" of the shares of Stock on the date of grant of the Initial Grant and each Annual Grant, as applicable.

         For all purposes of this Plan, the "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed;
(b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported or that amount as determined by the Board.

         9. DURATION OF OPTIONS. The term of each Option shall be seven (7) years from the date of grant. No Option shall be exercisable after the expiration of seven (7) years from the date the Option is granted.

         10. AMOUNT EXERCISABLE. Each Option granted hereunder shall be exercisable in full after the first anniversary of the grant of the Option.

         11. EXERCISE OF OPTIONS. Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, (b) Stock (held by Optionee for at least six months) at its Fair Market Value on the date of exercise, and/or (c) any other form of payment which is acceptable to the Board, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Director certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Director's name. If shares of Stock are used in payment, the Fair Market Value of the shares of


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Stock tendered must be less than the option price of the shares being purchased, and the difference must be paid by check. Delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Director, at the address specified by the Eligible Director.

         Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

         12. NON-TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him.

         13. TERMINATION OF DIRECTORSHIP OF OPTIONEE. If, before the date of expiration of the Option, the Optionee shall cease to be a director of the Company, the Option shall terminate on the earlier of the date of expiration or one (1) year after the date of ceasing to serve as a director. In this event, the Optionee shall have the right, prior to the termination of the Option, to exercise the Option if he was entitled to exercise the Option immediately prior to ceasing to serve as a director; however, in the event that the Optionee has ceased to serve as a director on or after attaining the age of seventy (70) years, the Optionee shall be entitled to exercise all or any part of such Option without regard to any limitations imposed pursuant to Paragraph 10, provided that in no event shall the Option be exercisable within six months after the date of grant.

         Upon the death of the Optionee while serving as a director, his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration of the Option or one (1) year following the date of his death, to exercise the Option, in whole or in part without regard to any limitations imposed pursuant to Paragraph 10, provided that in no event shall the Option be exercisable within six months after the date of grant.

         14. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Option if issuing that Stock would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Company has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Company on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant


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to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option, or the issuance of shares under it, to comply with any law or regulation of any governmental authority.

         15. NO RIGHTS AS STOCKHOLDER. No Optionee shall have any rights as a stockholder with respect to Stock covered by any Option until the date a stock certificate is issued for the Stock, and, except as otherwise provided in Paragraph 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

         16. NO OBLIGATION TO RETAIN OPTIONEE. The granting of any Option shall not impose upon the Company or its stockholders any obligation to retain or continue to retain any Optionee or nominate any Optionee for election to continue in his capacity as a director of the Company. The right of the Company, the Board of Directors, and the Stockholders to terminate the service of any Optionee as a director shall not be diminished or affected by reason of the fact that one or more Options have been or would be granted to him.

         17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options or Stock Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

                  If while unexercised Options remain outstanding under the Plan
(i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any


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other person or entity (other than an entity wholly-owned by the Company), (iii)
the Company is to be dissolved, or (iv) the Company is a party to any other corporate transaction (as defined under Section 424(a) of the Code and applicable Treasury Regulations) that is not described in clauses (i), (ii) or
(iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Option Agreement or as a result of the Board's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option then outstanding may be exercised, and (y) no later than ten (10) days after the approval by the stockholders of the Company of such Corporate Change, the Board, acting in its sole and absolute discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee:

                  (1) accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all such Options that remain unexercised and all rights of Optionees thereunder shall terminate,

                  (2) require the mandatory surrender to the Company by all or selected Optionees of some or all of the then outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of this Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each such Optionee an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Options for such shares,

                  (3) with respect to all or selected Optionees, have some or all of their then outstanding Options (whether vested or unvested) assumed or have a new Option substituted for some or all of their then outstanding Options (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing him, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the assumption or substitution over the aggregate exercise price of such shares is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such assumption or substitution over the aggregate exercise price of such shares, and (B) the assumed rights under such existing Option or the substituted rights under such new Option as the case may be will have the same terms and conditions as the rights under the existing Option assumed or substituted for, as the case may be,

                  (4) provide that the number and class of shares of Stock covered by an Option (whether vested or unvested) theretofore granted shall be adjusted so that such Option when exercised shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the


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         Optionee would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option, or

                  (5) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole and absolute discretion that no such adjustment is necessary)."

                  In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Option Agreement, the Board, in its sole and absolute discretion and without the consent or approval of any Optionee, may accelerate the time at which some or all Options then outstanding may be exercised.

                  In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option and not otherwise provided for by this Section 17, any outstanding Options and any agreements evidencing such Options shall be subject to adjustment by the Board in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Options. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

                  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Employee shall be entitled to have his Restricted Stock appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

                  The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options or Stock Awards.

         18. TERMINATION AND AMENDMENT OF PLAN. The Board of Directors of the Company may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment shall be made more than once every six months that would change the amount, price or timing of the Initial and Annual Grants, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder; and provided, further, to the extent required to qualify the Plan under Rule 16b-3, no amendment that would (a) materially increase the number of shares of the Stock that may be issued under the Plan,


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(b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's stockholders.

         19. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions of this Plan and shall be signed by the Optionee and by the Chairman of the Board, the Vice Chairman, the President or any Vice President of the Company for and in the name and on behalf of the Company.

         20. INDEMNIFICATION OF BOARD. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Board of Directors against, and each member of the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Board of Directors, whether or not he continues to be a member of the Board of Directors at the time of incurring the expenses. However, this indemnity shall not include any expenses incurred by any member of the Board of Directors (a) in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Board of Directors, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Board of Directors and shall be in addition to all other rights to which a member of the Board of Directors may be entitled as a matter of law, contract, or otherwise.

         21. FORFEITURES. Notwithstanding any other provision of this Plan, if, before or after termination of the Optionee's capacity as a director of the Company, there is an adjudication by a court of competent jurisdiction that the Optionee committed fraud, embezzlement, theft, commission of felony, or proven dishonesty in the course of his advisory relationship to the Company and its affiliates which conduct materially damaged the Company or its affiliates, or disclosed trade secrets of the Company or its affiliates, then any outstanding options which have not been exercised by Optionee shall be forfeited. In order to provide the Company with an opportunity to enforce this Section, an Option may not be exercised if a lawsuit alleging that an action described in the preceding sentence has taken place until a final resolution of the lawsuit favorable to the Optionee.

         22. GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

         23. HEADINGS. Headings are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.


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         24. GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.


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